UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Friday, October 30, 2026

Dear Stockholder of Paramount Gold Nevada Corp.:

I am pleased to invite you to attend the 2026 Annual General Meeting of Stockholders of Paramount Gold Nevada Corp., which will be held virtually on Thursday, December 10, 2026, at 11:00 a.m. Eastern Standard Time. The Annual Meeting will be conducted exclusively online at https://meetnow.global/MFVHVQV. No meeting password is required, however stockholders will need their control number to access the meeting. There will be no physical location for the meeting, and stockholders will not be able to attend in person.

At the virtual meeting, we will provide an update on the progress of our two principal projects, the Grassy Mountain Gold Project and the Sleeper Gold Project, as well as our outlook for the Company. Following the presentation and an opportunity to address stockholder questions, we will consider the business matters described in the accompanying Notice of Annual Meeting and Proxy Statement.

We are furnishing our proxy materials to stockholders via the Internet. You may view, print, and download our 2026 Annual Report to Stockholders and Proxy Statement at www.edocumentview.com/PZG. On Friday, October 30, 2026, we mailed stockholders a Notice of Internet availability of proxy materials containing instructions on how to access these materials and vote their shares. The notice also provides instructions for requesting a paper copy of the proxy materials by mail, telephone or email. Stockholders who elected to receive materials electronically will receive voting instructions and links to the proxy materials by email.

You may vote your shares prior to the Annual Meeting in accordance with the instructions provided in your proxy materials or online during the virtual meeting. At the Annual Meeting, stockholders will be asked to consider and vote on the election of directors, and the ratification of the appointment of Baker Tilly US, LLP as Paramount Gold Nevada Corp’s independent registered public accounting firm for the fiscal year ending June 30, 2027.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interests of Paramount Gold Nevada Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that stockholders vote “FOR” the election of each director, and "FOR" the ratification of the appointment of Baker Tilly US, LLP.

On behalf of the Board of Directors, our officers and employees, I would like to take this opportunity to thank you for the confidence you have placed in Paramount Gold Nevada Corp. through your investment. We appreciate your continued support and look forward to your participation in the Annual Meeting.

Sincerely,

/s/ Rachel Goldman
Rachel Goldman Chief Executive Officer and Director

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(844) 488-2233

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2026 Annual General Meeting of Stockholders of Paramount Gold Nevada Corp. (the “Company”) will be held virtually and conducted exclusively online at https://meetnow.global/MFVHVQV on Thursday, December 10, 2026 at 11:00 a.m. Eastern Standard Time. No meeting password is required, but stockholders will need their control number to enter the meeting. The Annual Meeting will be held for the following purposes:

1.
To elect the seven director nominees named in the accompanying Proxy Statement to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;
2.
To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027; and
3.
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The proposals to be voted upon are more fully described in the Proxy Statement.

The Board of Directors recommends that you vote (i) "FOR" the election of each of the seven director nominees named in the accompanying Proxy Statement; and (ii) "FOR" the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2027.

The Company is pleased, pursuant to the rules of the Securities and Exchange Commission (the “SEC”), to furnish its proxy materials over the Internet to our stockholders. We believe that furnishing our proxy materials electronically provides stockholders with the information they need while reducing delivery costs and the environmental impact associated with the Annual Meeting.

The Board of Directors has fixed the close of business on Thursday, October 15, 2026, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on Thursday, October 15, 2026 will be entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any of our stockholders for any purpose relevant to the Annual Meeting during normal business hours at our principal offices, 665 Anderson Street, Winnemucca, Nevada, 89445, for the period required by applicable law prior to the Annual Meeting, and will also be available for inspection during the Annual Meeting in accordance with applicable law.

Stockholders are cordially invited to attend the Annual Meeting virtually via webcast. There will be no physical location for the Annual Meeting. Stockholders attending virtually will have the opportunity to participate in the Annual Meeting using the online meeting platform and vote their shares in accordance with the procedures described in the accompanying Proxy Statement.

Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote your shares in advance in accordance with the instructions provided in your proxy materials to ensure your shares are represented at the Annual Meeting. Stockholders of record whose shares are registered directly in their names, rather than in the name of a broker, bank, or other nominee, may also vote online during the virtual Annual Meeting, even if they have previously submitted a proxy.

By order of the Board of Directors,

/s/ Rachel Goldman
Rachel Goldman Chief Executive Officer and Director

Friday, October 30, 2026

YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.

Internet : www.proxyvote.com

Phone : 1-800-454-8683

If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada 89445

(844) 488-2233

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

Thursday, December 10, 2026

ABOUT THE MEETING

This proxy statement of Paramount Gold Nevada Corp. (“Paramount” or the “Company”) is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held exclusively online via the Internet at https://meetnow.global/MFVHVQV on Thursday, December 10, 2026 at 11:00 a.m. Eastern Standard Time, and at any adjournment or postponement thereof. No meeting password is required, however, stockholders will need their control number to access the Annual Meeting. This proxy statement and the accompanying proxy materials are first being made available to our stockholders on or about Friday, October 30, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 10, 2026: Our Proxy Statement and Annual Report to Stockholders are available at www.edocumentview.com/PZG.

What is the date, time and place of the Annual Meeting?

Paramount’s 2026 Annual General Meeting of Stockholders will be held on Thursday, December 10, 2026, beginning at 11:00 a.m. Eastern Standard Time, exclusively online at https://meetnow.global/MFVHVQV. No meeting password required, however, Stockholders will require their control number to access the meeting.

Why is the Annual Meeting virtual?

We have determined that it is in the best interests of our stockholders, our Board of Directors, and our employees to conduct our Annual Meeting virtually via live webcast. There will be no physical meeting location. Hosting a virtual meeting facilitates stockholder attendance and participation by allowing stockholders to participate remotely from any location. The virtual meeting has been designed to provide stockholders with the opportunity to participate in the Annual Meeting, including the ability to vote and ask questions.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the matters outlined in the Notice of Annual Meeting of Stockholders accompanying this proxy statement, including:

(1) The election of the seven director nominees named in this Proxy Statement (Proposal No. 1);

(2) The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027 (Proposal No. 2); and

(3) The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on Thursday, October 15, 2026, (the "Record Date"), are entitled to receive notice of, attend and vote at the Annual Meeting or any adjournment or postponement thereof. If you were a stockholder of record on the Record Date, you are entitled to one vote for each share of the Company's common stock that you held on that date.

As of the Record Date, there were 86,546,696 shares of the Company's common stock outstanding, each of which is entitled to one vote at the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for the period required by applicable law before the Annual Meeting and during the Annual Meeting in accordance with applicable law.

Why am I receiving these materials?

You are receiving these materials because you were a stockholder of Paramount as of Thursday, October 15, 2026, the Record Date or held shares through a broker, bank or other nominee on that date. Paramount has made these materials available to you over the Internet or has delivered printed copies in connection with the Board of Directors’ solicitation of proxies for use at the Annual Meeting. These proxy materials provide you with information to assist you in deciding how to vote your shares.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on two proposals at the Annual Meeting:

(1) The election of the seven director nominees named in this Proxy Statement (Proposal No. 1); and

(2) The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027 (Proposal No. 2); and

(3) Any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof may also be considered.

What are the Board of Directors’ voting recommendations?

The Board recommends that you vote your shares:

•
“FOR” the election of each of the seven director nominees named in this Proxy Statement (Proposal No. 1); and
•
“FOR” the ratification of the appointment of Baker Tilly US, LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2027 (Proposal No. 2);

Where is Paramount’s head office and what is its main telephone number?

Our head office is located at 665 Anderson Street, Winnemucca, Nevada, 89445. Our telephone number is (844) 488-2233.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”) to its stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help expedite receipt of the materials, reduce the costs of the Annual Meeting and lessen the environmental impact associated with printing and mailing proxy materials.

If you prefer to receive printed proxy materials, follow the instructions included in the Notice.

How can I get electronic access to the proxy materials?

The Notice provides instructions regarding how to access the proxy materials on the Internet for the Annual Meeting. It also explains how to elect to receive future proxy materials by email. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and reduce the environmental impact associated with our Annual Meeting. If you choose to receive future proxy materials by email, you will receive an email in future years containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you change or revoke it.

Our Annual Report on Form 10-K accompanies the proxy materials but is not considered part of the proxy soliciting materials.

All proxy materials will be accessible at www.edocumentview.com/PZG and will also be available on the Company’s website at www.paramountnevada.com.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder, you do not need to register to attend the Annual Meeting virtually via the Internet. Please follow the instructions contained in the Notice or proxy card you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually via the Internet.

To register to attend the Annual Meeting virtually, you must submit proof of your legal proxy reflecting your holdings of Paramount Gold Nevada Corp. shares, together with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Standard Time on Wednesday, December 9, 2026.

You will receive confirmation of your registration by email after Computershare receives and processes your registration materials.

Registration requests should be directed to Computershare as follows:

(i)	By email: Forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com; or

(ii)	By mail:
Computershare Paramount Gold Nevada Corp. Legal Proxy P.O. Box 43001 Providence, RI 02940-3001 USA

How do I vote my shares if I am a stockholder of record?

There are four ways to vote:

•
Virtually during the Annual Meeting. If you are a stockholder of record, you may vote online via webcast at the virtual Annual Meeting by clicking "Cast Your Vote" and entering your control number.
•
Via the Internet. You may vote by proxy via the Internet by following the instructions provided in your proxy materials.
•
By Telephone. With your proxy card in hand, you may vote by proxy by calling the toll-free number provided on the proxy card.
•
By Mail. You may vote by proxy by completing, signing and returning the proxy card in the envelope provided.

How do I vote my shares if I am a beneficial owner of shares held in street name as of the Record Date?

There are four ways to vote:

•
Virtually during the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online via webcast at the virtual Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your shares. Please contact that organization for instructions on obtaining a legal proxy and registering to attend the Annual Meeting.
•
Via the Internet. You may vote your shares via the Internet by visiting www.proxyvote.com and entering the control number provided with your voting instruction form.
•
By Telephone. With your voting instruction form in hand, you may vote your shares by calling the toll-free number provided on the form.
•
By Mail. You may vote your shares by completing and returning your voting instruction form in accordance with the instructions provided by your broker, bank or other nominee.

What is the quorum requirement for the Annual Meeting?

One-third of the votes entitled to be cast on a matter by the applicable voting group, represented virtually at the Annual Meeting or by proxy, constitutes a quorum for action on that matter. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present.

Your shares will be counted for purposes of determining the presence of a quorum if you:

•
Are present virtually and vote at the Annual Meeting; or
•
Have voted online or by telephone or have properly submitted a proxy card or voting instruction form by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted at the Annual Meeting. If a stockholder specifies a voting choice with respect to any matter to be acted upon, the shares represented by the proxy will be voted in accordance with the stockholder's instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “FOR” and “WITHHOLD” with respect to the election of directors and votes “FOR” and “AGAINST,” abstentions and broker non-votes as applicable to each other proposal. A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner is not permitted to vote those shares on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote on that proposal.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you submit a valid proxy without providing specific voting instructions, or indicate when voting via the Internet or by telephone that you wish to vote in accordance with the Board’s recommendations, the proxy holders will vote your shares in accordance with the recommendations of the Board on all matters described in this Proxy Statement. With respect to any other matter that is properly presented for a vote at the Annual Meeting, the proxy holders will vote the shares represented by your proxy in their discretion.

Brokers and other nominees who hold shares of the Company’s common stock in street name and do not receive voting instructions from their clients may not be permitted to vote those shares on certain proposals. Generally, brokers may not vote uninstructed shares on the election of directors (Proposal No. 1), but may have discretionary authority to vote on the ratification of the appointment of our independent registered public accounting firm (Proposal No. 2). When a broker or other nominee is not permitted to vote shares on a proposal without instructions from the beneficial owner, the resulting non-vote is referred to as a “broker non-vote.” Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

Can I revoke my proxy?

If you submit a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any of the following ways:

•
Submit a later dated proxy;
•
Provide written notice of revocation to Paramount at its corporate offices before the Annual Meeting; or
•
Vote online via webcast during the virtual Annual Meeting.

If you hold your shares in street name, you should contact your broker, bank, or other nominee for instructions on changing or revoking your voting instructions.

What happens if I do not vote?

The presence, virtually at the Annual Meeting or by proxy, of one-third of the votes entitled to be cast on a matter by the applicable voting group is necessary to constitute a quorum for action on that matter.

For purposes of determining whether stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and entitled to vote, and therefore have the same effect as votes “AGAINST” such matters. Shares held by brokers or other nominees that are not voted because the nominee has not received voting instructions and does not have discretionary authority to vote on the applicable proposal constitute broker non-votes. Broker non-votes are counted as present for purposes of determining whether a quorum is present but are not treated as votes cast on the applicable proposal. Accordingly, broker non-votes will have no effect on the outcome of the election of directors (Proposal No. 1). Because the ratification of the appointment of Baker Tilly US, LLP (Proposal No. 2) is considered a routine matter on which brokers have discretionary authority to vote, we do not expect any broker non-votes on Proposal No. 2.

If my stock is held in “street name” by my broker, will my broker vote my stock for me?

If your shares are held in “street name” by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your broker, bank or other nominee is considered the stockholder of record. You should follow the voting instructions provided by your broker, bank or other nominee.

If you wish to vote your shares virtually during the Annual Meeting, you must obtain a legal proxy from the broker, bank, or other nominee that holds your shares and follow the registration instructions described above.

A broker, bank, or other nominee may not vote your shares on certain matters unless you provide voting instructions. When a nominee does not have discretionary authority to vote your shares and you have not provided voting instructions, a “broker non-vote” occurs with respect to that proposal. Broker non-votes are counted as present for purposes of determining the existence of a quorum but are not treated as votes cast on the applicable proposal.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies for the Annual Meeting. The Company will reimburse brokerage firms and other nominees for reasonable expenses incurred in forwarding proxy materials to beneficial owners.

The Company may engage a proxy solicitation firm to assist with the solicitation of proxies. If such a firm is engaged, we currently estimate the cost of these services at approximately $15,000, plus out-of-pocket expenses.

In addition to the solicitation of proxies by mail and electronically, certain of the Company’s directors, officers, and employees may solicit proxies, without additional compensation, personally or by telephone, facsimile or email on the Company’s behalf.

Where can I find more information about Paramount?

Paramount filed its 2026 Annual Report on Form 10-K with the SEC on September 17, 2026. That report, together with the Company’s other corporate filings, are available for review through the Company’s website at: https://paramountnevada.com/PageBuilder/SEC-Filings and through the SEC’s website at www.sec.gov.

Copies of the Company’s reports filed with the SEC, including exhibits, will be furnished to stockholders upon written request, subject to applicable requirements. Written requests should be directed to:

Corporate Communications
Paramount Gold Nevada Corp.
665 Anderson Street
Winnemucca, Nevada 89445
USA

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires Paramount to file reports, proxy statements, and other information with the SEC. The SEC maintains a website containing reports, proxy and information statements, and other information regarding issuers, including Paramount, that file electronically with the SEC. These materials are available at www.sec.gov.

Paramount’s filings with applicable Canadian securities regulators are also publicly available through the applicable Canadian securities filing system.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

Based solely on a review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during, and with respect to, the fiscal year ended June 30, 2026, and written representations from the Section 16 Insiders that no other reports were required, we believe that all Section 16(a) filing requirements applicable to the Section 16 Insiders were timely satisfied during the fiscal year ended June 30, 2026, except as set forth below.

Delinquent Section 16(a) Reports

Due to delays encountered during the reporting person's initial enrollment and account authorization within the SEC's EDGAR Next System, each of directors Rudi Fronk, Christopher Reynolds, Pierre Pelletier, filed a late Form 4 on January 28, 2026, and director, Samantha Espley, filed a late Form 4 on January 29, 2026, in each case reporting one transaction (a grant of restricted stock unites) that occurred on December 22, 2025. For the same reason, directors, John Carden and Eliseo Gonzalez-Urien each did not file a Form 4 reporting one transaction (a grant of restricted stock units) that occurred on December 22, 2025; such transaction has yet to be reported due to access issues with the SEC's Edgar next system.

Security Ownership of Certain Beneficial Owners and Management

The following table shows information regarding the beneficial ownership of our common stock for the following:

•
Each stockholder known by us to beneficially own more than 5% of our common stock;
•
Each of our current directors;
•
Each executive officer named in the Summary Compensation Table in “Executive Compensation;” and
•
All directors and executive officers as a group.

All information is as of the Record Date, except as otherwise noted.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (%)
FCMI Parent Co. (2)(3)(4)	9,692,310 (2)(3)(4)	11.20%
Fangjian Yuan	6,717,112 (5)	7.76%
Seabridge Gold Inc.	3,638,413 (6)	4.20%
Rachel Goldman	1,217,612 (7)	1.40%
Carlo Buffone	906,672 (8)	1.04%
Rudi Fronk	406,398 (9)	*
Eliseo Gonzalez-Urien	193,500 (10)	*
Christopher Reynolds	221,600 (11)	*
John Carden	210,500 (12)	*
Pierre Pelletier	185,500 (13)	*
Samantha Espley	225,500 (14)	*
All directors & executive officers as a group (8 persons)	3,594,067 (7)-(14)	4.11%

* Denotes ownership which is less than half a percent (0.5%) of the outstanding shares on Thursday, October 15, 2026 of 86,546,696.

(1)
In accordance with Rule 13d-3(d)(1) under the Exchange Act the applicable percentage of ownership of each stockholder is based on 86,546,696 shares of common stock outstanding as of Thursday, October 15, 2026, plus any securities held by such stockholder exercisable for or convertible into common stock within 60 days after the date of this Proxy Statement.
(2)
Based on the information set forth on Form 4 filed with the SEC on June 18, 2025 by FCMI Parent Co. (“FCMI”). The address of FCMI is, 600 Bay Street, Suite 220, Toronto, Ontario, Canada M5J 2W4.
(3)
FCMI exercises control and direction over 9,692,310 shares of common stock (representing 11.20 % of the outstanding common stock as of Thursday, October 15, 2026, on an undiluted basis).
(4)
FCMI Financial Corp was amalgamated with FCMI Parent Co. in October 2022.
(5)
Based on the information on Schedule 13G filed with the SEC on February 18, 2026, Fangjian Yuan exercises control of 6,717,112 shares of common stock (representing 7.76% of the outstanding.
(6)
Based on the information set forth on Schedule 13D filed with the SEC on June 23, 2025 by Seabridge Gold Inc. (“Seabridge”). Seabridge ownership consists of 3,638,413 shares held. The address of Seabridge Gold is 106 Front St. East, Toronto, Ontario, Canada, M5A 1E1.
(7)
Consists of (i) 895,762 shares of common stock; and (ii) 321,850 Restricted Stock Units.
(8)
Consists of (i) 700,422 shares of common stock; and (ii) 206,250 Restricted Stock Units.
(9)
Consists of (i) 355,398 shares of common stock; and (ii) 51,000 Restricted Stock Units.
(10)
Consists of (i) 168,000 shares held; and (ii) 25,500 Restricted Stock Units.
(11)
Consists of (i) 196,100 shares held; and (ii) 25,500 Restricted Stock Units.
(12)
Consists of (i) 185,000 shares held; and (ii) 25,500 Restricted Stock Units.
(13)
Consists of (i) 160,000 shares held; and (ii) 25,500 Restricted Stock Units.
(14)
Consists of (i) 150,000 shares held; (ii) 50,000 options which have vested and are exercisable; and (iii) 25,500 Restricted Stock Units.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, seven directors will be elected to serve a one-year term until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, unless their service ends earlier due to death, resignation, or removal.

Our Board has nominated Rudi Fronk, Rachel Goldman, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden, Pierre Pelletier and Samantha Espley for election as directors. All nominees are currently members of the Board.

Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable prior to the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Name	Age (1)	Position
Rudi Fronk	67	Chairman
Rachel Goldman	54	Chief Executive Officer and Director
Christopher Reynolds	62	Director
Eliseo Gonzalez-Urien	85	Director
John Carden	78	Director
Pierre Pelletier	57	Director
Samantha Espley	61	Director

(1)
As of November 1, 2026

Set forth below is certain information with respect to each director nominee:

Rudi Fronk

Mr. Fronk, a graduate of Columbia University where he earned a Bachelor of Science in Mining Engineering and a Master of Science in Mineral Economics, has over 30 years of experience in the gold sector, primarily as a senior officer and director of publicly traded gold exploration and development companies.

Mr. Fronk was appointed to Paramount’s Board of Directors in January 2017 and, on October 11, 2019, was appointed Chairman of the Board. In 1999, Mr. Fronk co-founded Seabridge Gold Inc. (“Seabridge Gold”), a US company with a market capitalization of US$2.8 billion with proven and probable gold reserves exceeding 50 million ounces and one of the world’s largest gold and copper resource bases. He currently serves as Seabridge Gold’s Chairman and Chief Executive Officer, a position he has held since its inception.

Rachel Goldman

Ms. Goldman, who was appointed to Paramount's Board of Directors in 2020, has over 20 years of experience in institutional sales, mining Company financings and corporate transactions gained during her career with several Canadian brokerage firms, where she developed an extensive network of investor and mining company relationships. Prior to joining Paramount, Ms. Goldman was Managing Director, Institutional Equity Sales at Desjardins Securities from 2016 to 2019. Ms. Goldman holds a Bachelor of Commerce with a major in Finance from Concordia University and serves as an independent director of RPX Gold (TSXV: RPX), and the Denver Gold Group.

Christopher Reynolds

Mr. Reynolds has over 30 years of experience in the mineral industry and public accounting and has been a director of Paramount since February 2015. He also served as a director of Paramount Gold and Silver Corp. from December 2009 through April 2015 when the merger with Coeur Mining, Inc. was completed. From May 2011 through his retirement in early 2026, he was the Vice President Finance and Chief Financial Officer of Seabridge Gold, a TSX and NYSE listed corporation. From October 2007 to April

2011, he served as Vice President, Finance and Chief Financial Officer of Norsemont Mining Inc. and, prior to that, he served as Senior Vice President, CFO and Secretary of Southern Era Diamonds Inc.

He has held various finance and accounting positions at Southern Platinum Corp., TVX Gold Inc., Inmet Mining Corporation and Price Waterhouse, now PricewaterhouseCoopers. Mr. Reynolds served as a director of Arizona Star Resource Corp. Mr. Reynolds is a CPA, CGA and received a B.A. in Economics from McGill University.

Eliseo Gonzalez-Urien

Mr. Gonzalez-Urien has been a director of Paramount since February 2015 and served as a director of Paramount Gold and Silver Corp. from March 2009 through the merger with Coeur Mining, Inc. in April 2015.

He served on the board of directors of Seabridge Gold from January 2006 to June 2025 and has served as a consulting geologist for Seabridge Gold since March 2003. He is an exploration geologist with over 30 years of experience in the mining industry. From 1989 through 2001, Mr. Gonzalez-Urien held various executive positions with Placer Dome Inc., including Senior Vice President of the parent company and President of Placer Dome Exploration Inc. During this period, he was responsible for Placer Dome’s worldwide exploration activities. Prior to Placer Dome, Mr. Gonzalez-Urien held senior positions with BHP-Utah Inc. and Noranda. He holds a degree in geology from the University of Santiago, Chile, and completed post graduate studies in geology at the University of California, Berkeley.

John Carden, Ph.D.

Dr. Carden has more than 40 years of experience in exploration management, teaching, and research. He has been a director of Paramount since February 2015 and served as a director of Paramount Gold and Silver Corp. from September 2006 through the completion of the merger with Coeur Mining, Inc. in April 2015.

Since 2001, he has been a geologic consultant and a director of a number of junior resource companies, each of which was listed on the TSX Venture Exchange. Dr. Carden worked as a senior exploration geologist for Exxon Minerals, Atlas Precious Metals, Tenneco, and Echo Bay Mines, and later served as Director of U.S. Exploration for Echo Bay Mines from 1992 to 1998. From 2008 to 2017, Dr. Carden acted as a geologic consultant to Otis Gold Corp, managing the company’s exploration programs.

He is a Licensed Professional Geologist in the State of Washington. Dr. Carden received his B.Sc. and M.Sc. in geology from Kent State University in Ohio, and his doctorate in geology from the Geophysical Institute at the University of Alaska in 1978.

Pierre Pelletier

Mr. Pelletier is an environmental engineer, with a Master of Business Administration from Queen's University and has been a director of Paramount since September 2016. He has over 20 years of international experience spanning the operational, technical, and financial aspects of the environmental consulting industry managing complex environmental and social impact projects. From 2012 through to the end of 2016, he served as Managing Director of Environmental Resources Management Canada Ltd., a leading global provider of environmental, health, safety, risk, and social consulting services with an emphasis on the mining and oil and gas sectors. Prior to that, from 1998 through 2009, Mr. Pelletier served as a Project Manager for Rescan Environmental Services Ltd. (“Rescan”), managing projects and technical development. In 2010, he became President and Chief Operating Officer of Rescan and remained in this role through 2012.

Samantha Espley

Ms. Espley has been a director of Paramount since her appointment in July 2022. She is a business executive and certified corporate director with decades of governance experience and leadership in the global mining industry, with technical, operating, and corporate roles at Vale (1990 - 2020), including as Corporate Director, Technology and Innovation, BESTECH (2020 - 2022) as Vice- President of Mining, and Stantec (2022 - Present) as Senior Executive Advisor, Energy and Mines.

She is a director of Northern Graphite Corporation (2024 - present), Eldorado Gold Corporation (2025 - present), and is a past president of the Canadian Institute of Mining, and a Fellow and President of the Canadian Academy of Engineering.

She holds engineering degrees from the University of Toronto (BASc) and Laurentian University (MASc), is a licensed professional engineer.

Required Vote

Regarding the election of directors, if a quorum is present, a majority of the votes properly cast for the election of directors is sufficient to elect directors. Votes to withhold authority are considered properly cast and will have the same effect as a vote against a nominee; broker non-votes are not treated as votes cast and will have no effect on the election of directors.

Since the election of directors is considered a non-routine proposal, banks and brokers will not be able to vote on the election of directors without instructions from the beneficial owners. We encourage all stockholders who hold shares through a bank, broker, or other holder of record to provide voting instructions to such parties to ensure that their shares are voted at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

PROPOSAL No. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected Baker Tilly US, LLP as Paramount’s independent registered public accounting firm for the fiscal year ending June 30, 2027, and is submitting this selection for ratification by our stockholders at the Annual Meeting. If our stockholders do not ratify the selection of Baker Tilly US, LLP, the Audit Committee will consider making a change of its auditors for the fiscal year ending June 30, 2028. Representatives of Baker Tilly US, LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Fees Paid to Auditors

The following table sets forth the fees accrued or paid to Baker Tilly US, LLP for the fiscal years ended June 30, 2026, and June 30, 2025.

	2026	2025
Audit Fees (1)	$369,232	$309,320
Audit - Related Fees (2)
Tax Fees (3)	$9,500	$18,750
All Other Fees
Total	$378,732	$328,070

(1)
Audit fees relate to professional services rendered in connection with the audit of Paramount’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in Paramount’s Quarterly Reports on Form 10-Q and audit services provided in connection with other statutory and regulatory filings.
(2)
Audit related fees comprise of fees for professional services that are reasonably related to the performance of the audit or review of Paramount’s financial statements not reported under the heading “Audit Fees”.
(3)
Tax fees relate to professional services rendered in connection with tax audits, international tax compliance, and international tax consulting and planning services.

Pre-Approval Policies and Procedures

In accordance with the Audit Committee Charter, all audit (including audit-related) and non-audit services performed by Baker Tilly US, LLP, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Baker Tilly US, LLP was compatible with the maintenance of its independence in the conduct of its auditing functions.

The Audit Committee Charter authorizes the Audit Committee to delegate pre-approval authority to one or more members of the Audit Committee and/or to pre-approve non-audit services by establishing detailed pre-approval policies and procedures specifying the services eligible for pre-approval, provided that the Audit Committee is informed of each service pre-approved (no less frequently than at each meeting of the Audit Committee) and that no pre-approval shall be delegated to Paramount’s management except as permitted by applicable law and regulation. In considering whether to pre-approve any non-audit services, the Audit Committee (or its delegates) considers whether the provision of such services is compatible with maintaining the independence of our independent registered public accounting firm.

Required Vote

To become effective, the proposal to ratify the appointment of Baker Tilly US, LLP as Paramount’s independent registered public accounting firm for the year ending June 30, 2027, requires the affirmative vote of a majority of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions will have the same effect as votes “AGAINST” this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2027, UNDER PROPOSAL No. 2.

BOARD MEETINGS AND COMMITTEES; ANNUAL MEETING ATTENDANCE

Our Board of Directors currently consists of seven directors, they are: Rachel Goldman, Rudi Fronk, Dr. John Carden, Eliseo Gonzalez-Urien, Christopher Reynolds, Pierre Pelletier and Samantha Espley.

The rules of the NYSE American require that a majority of our directors be independent directors. The Board has determined that Dr. Carden, and Messrs. Fronk, Gonzalez-Urien, Reynolds, and Pelletier, and Ms. Espley are independent directors, having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and National Instrument 58-101 of the Canadian Securities Administrators (“CSA”), and the “independent director” definition in Section 803A of the rules of the NYSE American. Mr. Reynolds is considered an “audit committee financial expert” under applicable SEC regulations.

During the fiscal year ended June 30, 2026, our Board met a total of five times[ including at least once in each fiscal quarter]. Each of our directors attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served. In accordance with Section 802(c) of the NYSE American Company Guide, the Board meets at least quarterly, and our independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board of Directors of the Company or a duly authorized committee thereof. Except as otherwise required by law, special meetings of stockholders of the Company for any purpose may be called at any time only by or at the direction of (a) the Board of Directors, (b) the chairman of the Board, or (c) two or more directors.

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend, and historically more than a majority have participated by webcast or telephone.

Board Leadership Structure

The Board of Directors separates the roles of Chairman of the Board and Chief Executive Officer. Currently, Rudi Fronk is our non-Executive Chairman of the Board and Rachel Goldman is our Chief Executive Officer. Each year, our Corporate Governance and Nominating Committee assesses these roles and the Board's leadership structure to ensure that the interests of Paramount, and its stockholders are best served.

Committees of the Board

The Board has six standing committees: an Audit Committee; a Compensation Committee; a Corporate Governance and Nominating Committee; an Independent Committee; a Technical Committee; and a Search Committee. A minimum of three directors serve on each committee. Current membership on the various committees is as follows:

•
Compensation Committee: Rudi Fronk (Chair), Eliseo Gonzalez-Urien, and Dr. John Carden;
•
Corporate Governance and Nominating Committee: Dr. John Carden (Chair), Rudi Fronk, Christopher Reynolds, Eliseo Gonzalez-Urien, Pierre Pelletier, and Samantha Espley;
•
Audit Committee: Christopher Reynolds (Chair), Dr. John Carden, and Pierre Pelletier;
•
Independent Committee: Dr. John Carden (Chair), Pierre Pelletier, and Samantha Espley;
•
Technical Committee: Pierre Pelletier (Chair), Eliseo Gonzalez-Urien, and Samantha Espley; and
•
Search Committee: Rudi Fronk (Chair), Christopher Reynolds, and Dr. John Carden.

The committees generally meet throughout the year to review matters within each committee’s jurisdiction as more fully set forth below. Our Audit Committee met four times during the fiscal year ended June 30, 2026. Our Technical Committee met twice during the fiscal year ended June 30, 2026. Our Corporate Governance and Nominating Committee and our Compensation Committee each met once during the fiscal year ended June 30, 2026. Our Independent and Search Committees did not meet during the fiscal year ended June 30, 2026.

Copies of the charters for the Audit Committee, Corporate Governance and Nominating Committee, Technical Committee and, Compensation Committee are available on Paramount’s website at www.paramountnevada.com.

The primary purpose of the Compensation Committee is to review, on an annual basis or as it deems appropriate, the performance of our executive officers, to review the amount and form of compensation payable to our executive officers and to report to the Board on an annual basis, making recommendations regarding the compensation of our executive officers. In addition, the Compensation Committee administers our equity compensation plans.

The Audit Committee oversees the accounting and financial reporting processes of Paramount and the audits of Paramount's financial statements of Paramount. The Audit Committee has the sole authority to retain and terminate the independent registered public accounting firm that audits our financial statements.

The Corporate Governance and Nominating Committee is composed entirely of the independent Board members. The Committee's responsibilities include, but are not limited to the following to determining criteria for selecting new directors; identifying individuals qualified to become directors; considering nominations of director candidates validly made by stockholders; reviewing and making recommendations to the Board concerning the qualification, appointment, and removal of committee members; reviewing and making recommendations to the Board concerning any amendments to the Company’s corporate governance documents; and reviewing and making recommendations to the Board concerning corporate governance issues, issues of broad social significance, and responsible conduct.

The primary purpose of the Independent Committee is to approve the terms and pricing of potential financings, including associated documents.

The Technical Committee’s primary purpose is to meet with management to discuss areas of focus, processes, and programs, for the advancement of project development.

The Compensation Committee

The Compensation Committee is composed of three independent directors, currently consisting of Messrs. Fronk (Chair), Gonzalez-Urien and Dr. Carden.

The Compensation Committee assists the Board in overseeing executive compensation and administers Paramount’s executive bonus and equity compensation plan. The Compensation Committee’s primary responsibilities include:

•
Evaluating the performance of and establishing compensation for Paramount’s President and Chief Executive Officer;
•
Establishing compensation levels for Paramount’s directors and executive officers and reviewing executive compensation matters generally;
•
Making recommendations to the Board with respect to the approval and adoption of all cash and equity-based incentive plans; and
•
Approving awards of options, restricted shares, restricted share units, and other equity rights to executive officers.

The Compensation Committee’s additional responsibilities are discussed more fully in its charter.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the “Executive Compensation” section of this Proxy Statement with management. Based on this review and these discussions, the Compensation Committee recommended to the Board that the section entitled “Executive Compensation” be included in this Proxy Statement and incorporated by reference into Paramount’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026.

Submitted by the Compensation Committee of the Board,

Rudi Fronk, Chair

Eliseo Gonzalez-Urien

Dr. John Carden

The Audit Committee

The Audit Committee currently consists of Messrs. Reynolds (Chair) and Pelletier and Dr. John Carden. The Board has determined that each member of the Audit Committee is independent under NYSE American rules and Rule 10A-3 under the Exchange Act. Each member of the Audit Committee is financially literate and experienced in financial matters and has not participated in the preparation of Paramount’s financial statements at any time during the past three years. The Board has also determined that Mr. Reynolds is an “audit committee financial expert” within the meaning of applicable SEC regulations and is independent under applicable NYSE American listing standards. During the fiscal year ended June 30, 2026, our Audit Committee met four times.

The Audit Committee assists the Board in its oversight of Paramount’s financial reporting, focusing on the integrity of Paramount’s financial statements, Paramount’s compliance with legal and regulatory requirements, the qualifications and independence of Paramount’s independent auditor, and the performance of Paramount’s internal audit function and independent auditor. The Audit Committee’s primary responsibilities include:

•
Acting as direct contact with Paramount’s independent auditor, who is ultimately accountable to the Audit Committee and the Board;
•
Appointing the independent auditor, setting the terms of compensation and retention for the independent auditor and overseeing the work of the independent auditor;
•
Pre-approving all audit and non-audit services provided to Paramount by the independent auditor, except for items exempt from pre-approval requirements under applicable law; and
•
Acting in respect of all other matters as to which Audit Committee action is required by law or applicable listing standards.

The Audit Committee’s responsibilities and key practices are more fully described in its written charter. In accordance with the rules of the NYSE American, the Audit Committee reviews and reassesses the adequacy of its written charter on an annual basis.

Audit Committee Report

The Audit Committee of our Board of Directors submits the following report in accordance with applicable SEC disclosure requirements.

Audit Committee Report to Stockholders

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the applicable NYSE American listing standards. The Audit Committee operates under a written charter approved by the Board of Directors and held four meetings in the fiscal year ended June 30, 2026. A copy of the charter is available on the Company’s website at www.paramountnevada.com by choosing the “Corporate” link, then clicking on the “Governance” section.

Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon.

The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain, and process complaints on auditing, accounting, and internal control issues, including the confidential, anonymous submission by employees, vendors, customers, and others of concerns regarding questionable accounting and auditing matters.

In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the June 30, 2026, audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the applicable requirements of the PCAOB and the SEC, including PCAOB Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee received the written disclosures and letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independent registered public accounting firm’s independence from the Company and its management.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal 2026, filed with the SEC on Thursday, September 17, 2026.

The Audit Committee has appointed, subject to stockholder ratification, Baker Tilly US, LLP as the Company’s independent registered public accounting firm for fiscal 2027.

Respectfully submitted,
THE AUDIT COMMITTEE
Christopher Reynolds, Chairman
John Carden
Pierre Pelletier

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Dr. Carden (Chair), Messrs. Fronk, Gonzalez-Urien, Reynolds, Pelletier, and Ms. Espley. All members of the Committee are independent directors. During the fiscal year ended June 30, 2026, the committee met once.

The Corporate Governance and Nominating Committee assists the Board in carrying out its oversight responsibilities relating to the composition of the Board and assists the Board by regularly assessing and making recommendations to improve the Company’s governance practices.

The Committee’s primary responsibilities include considering and making recommendations to the Board with respect to nominees for election to the Board consistent with criteria approved by the Board or the Committee, including director candidates recommended by Paramount’s stockholders.

The Corporate Governance and Nominating Committee’s responsibilities and key practices are more fully described in its charter.

Director Nominees

The Corporate Governance and Nominating Committee utilizes a variety of methods for identifying and evaluating director nominees. The Committee may consider candidates recommended by Paramount’s directors, members of management, professional search firms or stockholders. These candidates may be considered at any point during the year.

The members of the Corporate Governance and Nominating Committee evaluate potential nominees, whether proposed by stockholders or otherwise, by reviewing their qualifications, considering the results of personal and reference interviews, and reviewing other relevant information. Candidates whose evaluations are favorable are selected by a majority of the members of the Corporate Governance and Nominating Committee to be recommended for nomination by the full Board. The full Board then selects and nominates candidates for election as directors by the stockholders at the Annual Meeting.

To date, our Corporate Governance and Nominating Committee has not paid a fee to any third party to identify or evaluate prospective nominees.

Qualifications

In evaluating nominees for election as directors, the Corporate Governance and Nominating Committee considers a number of factors, including the following:

•
Personal and professional qualities, characteristics, attributes, accomplishments and reputation in the business community and otherwise;
•
Reputation in a particular field or area of expertise;

•
Current knowledge and contacts in the markets in which Paramount does business and in Paramount’s industry and other industries relevant to Paramount’s business;
•
The ability and willingness to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board and its committees;
•
The skills and personality of the nominee and how the Committee perceives the nominee will fit with the existing directors and other nominees in maintaining a Board that is collegial and responsive to the needs of Paramount and its stockholders;
•
The willingness to represent the best interests of all of Paramount’s stockholders and not just one constituency; and
•
The diversity of viewpoints, background, and experience, compared to those of existing directors and other nominees.

The Independent Committee

The Independent Committee of the Board of Directors currently consists of three members: Dr. Carden (Chair), Mr. Pelletier, and Ms. Espley.

The Committee, on behalf of the Board, is authorized to negotiate and approve the terms associated with potential financing transactions, including all associated documents. The Committee may authorize an officer to execute and deliver transaction documents containing such terms and provisions as the Committee deems necessary or desirable.

In addition, the Independent Committee is authorized to consider, and, if deemed advisable, approve the participation of any related party to the Company, including any officer, director, or significant stockholder, in a financing transaction.

The Technical Committee

The Technical Committee of the Board of Directors currently consists of three members: Messrs. Pelletier (Chair) and Gonzalez-Urien, and Ms. Espley.

The Committee, on behalf of the Board, engages in periodic discussions with management concerning key areas of focus, processes, and programs, including environmental and social matters and those related to project development.

The Committee oversees management's efforts to comply with applicable laws and regulations and to identify principal risks and opportunities within its areas of responsibility. The committee also reviews whether management has allocated appropriate resources to address these risks and opportunities.

The Committee provides advice, counsel, and recommendations to management as it deems appropriate.

Related Person Transaction Policies and Procedures

It is our practice and policy to comply with all applicable laws, rules, and regulations regarding related person transactions, including the Sarbanes-Oxley Act of 2002.

A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Our Audit Committee has been charged with the responsibility for approving all related person transactions as part of the Audit Committee’s overall responsibilities as set forth in its charter.

In considering related person transactions, the Audit Committee takes into account the relevant available facts and circumstances. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Since July 1, 2024, there have been no transactions, and there are currently no proposed transactions, in which the Company was or is to be a participant, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

During the fiscal year ended June 30, 2026, independent directors as a group, were compensated $152,000 (2025 - $152,000) for their services as directors of the Company’s Board.

During the fiscal year ended June 30, 2026, the Company recorded non-cash transactions to recognize stock-based compensation for the independent directors as a group in the amount of $124,764 compared with $168,848 for the fiscal year ended June 30, 2025.

EQUITY COMPENSATION PLAN INFORMATION

Set out below is information as of Thursday, October 15, 2026, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance under our 2015 Plan and 2016 Plan.

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon exercise of outstanding options and RSU's	Weighted average exercise price per share of outstanding options and RSU's	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	911,400	$0.60	2,844,600
Equity compensation plans not approved by security holders	—	$—	—
TOTAL	911,400		2,844,600

(1)
The weighted average exercise price is only for outstanding stock options as the exercise price for RSU's is determined on the day of vesting.

As of the Record Date, Thursday, October 15, 2026, 861,400 restricted share units (“RSUs”) were outstanding, and 50,000 stock options were outstanding under our Equity Incentive Plans to acquire 911,400 shares of common stock.

EXECUTIVE COMPENSATION

The Summary Compensation Table summarizes the total compensation of our named executive officers (“NEOs”) for the fiscal years ended June 30, 2026 and June 30, 2025, as required under SEC rules applicable to smaller reporting companies.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation on Earnings	All Other Compensation	Total
Rachel Goldman	2026	$260,000	$180,000	$205,499	$—	—	—	—	$645,499
Chief Executive Officer	2025	$240,000	$60,000	$91,332	$—	—	—	—	$391,332
Carlo Buffone	2026	$215,000	$73,500	$134,680	$—	—	—	—	$423,180
Chief Financial Officer	2025	$210,000	$37,000	$70,092	$—	—	—	—	$317,092

(2)
The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 6 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on Thursday, September 17, 2026. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

Narrative to Summary Compensation Table

Executive Employment Arrangements

On August 10, 2016, we amended the employment agreement with Mr. Buffone. On February 6, 2020, we entered into an employment agreement with Ms. Goldman. In January 2024 the Board approved salary increases for Ms. Goldman and Mr. Buffone whereby amended contracts were executed. In December 2025, as part of the annual compensation review, the Board unanimously approved increases to the base salaries of both Ms. Goldman and Mr. Buffone.

For a description of the terms and conditions of the employment agreements, please see the section entitled “Employment Agreements” below.

2026 Salaries

The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component reflecting the executive’s skill set, experience, role and responsibilities. In December 2025, the Board approved salary increases for both NEO's based upon a peer group analysis placing both the CEO and CFO at the median of the peer group. Ms. Goldman salary increase to $280,000 from $240,000 and Mr. Buffone's salary increased from $210,000 to $220,000.

2026 Bonuses

In December 2025, the Board of Directors approved short-term incentive (“STI”) bonuses at the target level for each of the Company’s executives. Accordingly, Ms. Goldman and Mr. Buffone were awarded STI bonuses of $180,000 and $73,500, respectively.

In addition, the Board approved long-term incentive (“LTI”) awards at the maximum target level for each executive. Ms. Goldman was granted an LTI award valued at $216,000, representing 183,100 restricted share units (“RSUs”), while Mr. Buffone was granted an LTI award valued at $141,750, representing 120,000 RSUs. The number of RSUs awarded was determined using a reference share price of $1.18 per share.

Equity Based Compensation

On June 16, 2015, we adopted the 2015 Stock Incentive and Equity Compensation Plan (the “2015 Plan”). On December 14, 2016, stockholders ratified the 2016 Stock Incentive and Equity Compensation Plan (the “2016 Plan”). The Board adopted four amendments to the 2016 Plan to increase the number of shares available: the first on October 17, 2018, approved by stockholders on December 12, 2018; the second on October 20, 2021, approved by stockholders on December 9, 2021; the third on October 24, 2023, approved by stockholders on December 12, 2023; and the fourth on October 27, 2025, and approved by the stockholders on Thursday, December 11, 2025.

The purpose of the 2015 Plan and the 2016 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

Types of Awards

The 2015 Plan and the 2016 Plan authorize a broad range of awards, including:

•
stock options;
•
stock appreciation rights (“SARs”);
•
restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;
•
restricted stock units (“RSUs”); and
•
other awards based on common stock.

Employment Agreements

The material terms of the NEO's employment agreements are summarized below:

Base Salary, Annual Bonus and Equity Compensation

The Employment Agreements provide Ms. Goldman and Mr. Buffone with annual base salaries of $280,000 and $220,000 respectively. Each executive is entitled to participate in the Company’s benefit plans, and paid vacation in accordance with Company policies. The Employment Agreements also provide that each executive shall be granted cash performance bonuses and equity incentives on a periodic basis at the discretion of the Board of Directors.

Termination by the Company Other Than for Just Cause, Disability or Death and Termination by the Employee for Good Reason

The Employment Agreements for Ms. Goldman and Mr. Buffone provide for amounts to be paid upon termination of employment by the Company other than for just cause, disability or death or is terminated by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

Good reason shall include, without limitation, the occurrence of any of the following: (a) a material change (other than those that are clearly consistent with a promotion) in the executive’s position or duties, responsibilities, title or office; (b) a reduction by the Company of the executive’s salary; or (c) any material breach by the Company of any provision of the employment agreement.

Termination for Just Cause and Termination by the Executive Other Than Good Reason

The Employment Agreements provide if employment of the executive is terminated by the Company for just cause or is terminated by the executive other than for good reason, the Company shall pay to the executive any earned but unpaid annual salary and the Company shall have no further obligation to the executive.

Change of Control

The Employment Agreements for Ms. Goldman and Mr. Buffone provide for amounts to be paid if the executive’s employment is terminated by the Company or by the executive for good reason in the following aggregate amounts: (i) any unpaid earned annual compensation to and including the date of termination; (ii) an amount equal to two times the annual salary plus two times the average annual bonus paid to the executive in the previous two years; and (iii) an amount equal to all outstanding and accrued vacation pay to the date of termination.

The Employment Agreements also provide, immediately prior to the control change, the Company may pay an additional discretionary bonus to the executives. The additional discretionary bonus may be any amount and shall be determined by the Board of Directors in their sole and absolute discretion.

Outstanding Equity Awards at Fiscal Year-End June 30, 2026

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Market Units That Have Not Vested
Rachel Goldman	—	—	—	—	—	61,033	(1)	$69,578
						61,033	(2)	$69,578
						61,034	(3)	$69,579
						88,750	(4)	$101,175
						50,000	(5)	$57,000
Carlo Buffone	—	—	—	—	—	40,000	(1)	$45,600
						40,000	(2)	$45,600
						40,000	(3)	$45,600
						61,250	(4)	$69,825
						25,000	(5)	$28,500

1)
RSU grant vests on receipt of final state and federal permits for Grassy Mountain.
2)
RSU grant vests on the PZG share price outperforming the average share price performance of the 12 selected peer group companies for the one-year period ending December 31, 2026. Should this share price performance test for 2026 not be achieved, the unvested RSU's will vest provided that the PZG share price has outperformed the average share price performance of the 12 selected peer group companies for the two-year period ending December 31, 2027.
3)
RSU grant vests if the executive is still employed by the Company on December 31, 2028.
4)
RSU grant vests Jan 26, 2028, 4 years after the grant date, provided the executive is still an employee of the Company.
5)
RSU grant vests after completion of an initial drill program at Bald Peak.

DIRECTOR COMPENSATION

Cash Compensation

Each year, an independent director is eligible to receive a cash retainer of $20,000 for serving on our Board of Directors. The chairperson of the audit committee receives a $7,000 cash retainer in addition their director cash compensation and the chairpersons of the technical, and corporate governance and nominating committees each receive a $5,000 cash retainer in addition to their director cash compensation. The Chairman of our Board of Directors receives an annual cash retainer of $40,000.

Equity Compensation

Directors are eligible to receive equity compensation as determined by the Compensation Committee from the 2015 Plan and the 2016 Plan. The purpose of the 2015 Plan and the 2016 Plan is to attract, retain and reward officers, employees, directors, consultants and advisors to the Company and its subsidiaries and affiliates, provide equitable and competitive compensation opportunities, authorize incentive awards that appropriately reward achievement of our goals and recognize individual contributions without promoting excessive risk and promote creation of long-term value for stockholders by closely aligning the interests of participants with the interests of stockholders.

In 2026, each non-chair, non-employee director base retainers remained the same, and were granted LTI of 25,500 RSUs with the exception of the Chairman, Rudi Fronk who received an LTI grant of 51,000 RSUs. All the RSUs vest with the same criteria as the NEO's 2026 issuance.

The following table provides information concerning compensation for our non-employee directors for fiscal 2026. Information about Ms. Goldman’s compensation for fiscal 2026 is provided with that of the other NEO’s in the above Executive Compensation section and accompanying tables.

Name	Fees Earned or paid in cash	Stock Awards	Option Awards	Non-equity incentive plan compensation	Non-qualified deferred compensation	All other compensation	Total
Christopher Reynolds	$27,000	$28,620	$—	$—	$—	$—	$55,620
Eliseo Gonzalez-Urien	$20,000	$28,620	$—	$—	$—	$—	$48,620
John Carden	$25,000	$28,620	$—	$—	$—	$—	$53,620
Pierre Pelletier	$20,000	$28,620	$—	$—	$—	$—	$48,620
Rudi Fronk	$40,000	$57,239	$—	$—	$—	$—	$97,239
Samantha Espley	$20,000	$28,620	$—	$—	$—	$—	$48,620

(1)
The amounts reported reflect the aggregate grant fair value of option awards granted during the year as computed in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 5 to our notes to consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on Thursday, September 17, 2026. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to market based vesting conditions.

Outstanding Equity Awards at Fiscal Year-End June 30, 2026

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Market Units That Have Not Vested
Rudi Fronk	—	—	—	—	—	17,000	(1)	$19,380
						17,000	(2)	$19,380
						17,000	(3)	$19,380
John Carden	—	—	—	—	—	8,500	(1)	$9,690
						8,500	(2)	$9,690
						8,500	(3)	$9,690
Eliseo Gonzalez-Urien	—	—	—	—	—	8,500	(1)	$9,690
						8,500	(2)	$9,690
						8,500	(3)	$9,690
Christopher Reynolds	—	—	—	—	—	8,500	(1)	$9,690
						8,500	(2)	$9,690
						8,500	(3)	$9,690
Pierre Pelletier	—	—	—	—	—	8,500	(1)	$9,690
						8,500	(2)	$9,690
						8,500	(3)	$9,690
Samantha Espley	50,000	—	—	$0.60	6/1/2027	8,500	(1)	$9,690
						8,500	(2)	$9,690
						8,500	(3)	$9,690

(1)
RSU grant vests on receipt of final state and federal permits for Grassy Mountain.
(2)
RSU grant vests on the PZG share price outperforming the average share price performance of the 12 selected peer group companies for the one-year period ending December 31, 2026. Should this share price performance test for 2026 not be achieved, the unvested RSU's will vest provided that the PZG share price has outperformed the average share price performance of the 12 selected peer group companies for the two-year period ending December 31, 2027.
(3)
RSU grant vests if the executive is still employed by the Company on December 31, 2028.

CORPORATE GOVERNANCE

Directors’ Independence

Our Board currently consists of seven directors: Rudi Fronk, Rachel Goldman, Christopher Reynolds, Eliseo Gonzalez-Urien, John Carden, Pierre Pelletier, and Samantha Espley.

The rules of the NYSE American require that a majority of our directors be independent directors. The Board has determined that Dr. Carden, and Messrs. Fronk, Gonzalez-Urien, Pelletier, and Reynolds, and Ms. Espley are independent directors, having satisfied the independence requirements pursuant to the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act and the “independent director” definition in Section 803A of the rules of the NYSE American.

Mr. Reynolds is considered an “audit committee financial expert” within the meaning of applicable SEC regulations.

The Board’s Role in Succession Planning

Except as otherwise provided in the Amended and Restated Articles of Incorporation (the “Articles of Incorporation”), the Board of Directors shall consist of at least three (3) individuals and not more than fifteen (15) individuals, with the number of directors within the foregoing fixed minimum and maximum established and changed from time to time as provided in, and in accordance with, the Articles of Incorporation.

Each director shall hold office until his or her successor is duly elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. No reduction in the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office. No provision of this Section 3.2 shall restrict the right of the Board of Directors (or, to the extent permitted under the Articles of Incorporation, the stockholders) to fill vacancies or the right of the stockholders to remove directors, each as provided in the Articles of Incorporation or the Amended and Restated Bylaws (the “Bylaws”).

Board Role in Risk Oversight

The Board, directly and through its committees, oversees the Company’s risk management. The Audit Committee oversees financial reporting, internal control and related person transaction risk; the Compensation Committee oversees risks related to compensation policies and practices; the Technical Committee oversees environmental, permitting and project development risk; and the Corporate Governance and Nominating Committee oversees governance risk. The Board believes its leadership structure, with separate Chairman and Chief Executive Officer roles, is appropriate because it promotes independent Board oversight of management and facilitates effective risk oversight.

Insider Trading and Prohibited Transactions in Company Securities

We have adopted insider trading policies and procedures governing the purchase, sale and other dispositions of our securities by directors, officers and employees that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and the NYSE American listing standards. A copy is filed as Exhibit 19 to our Annual Report on Form 10-K for fiscal 2026.

Code of Conduct

The Board has adopted a Code of Ethics (the “Code”) that applies to all of our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is available on our website at www.paramountnevada.com.

Compensation Committee Interlocks and Insider Participation

Messrs. Fronk (Chair) and Gonzalez-Urien, and Dr. Carden serve as members of our Compensation Committee.

None of the members of the Compensation Committee is a current or former officer or employee of Paramount, nor did any Compensation Committee member have an interest in any “related person” transaction that would be required to be disclosed under Item 404 of Regulation S-K.

Communications with the Board of Directors

Stockholders and other interested parties may communicate with the Board or specific directors by mail addressed to:

Board of Directors

c/o Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada, 89445.

Attn: Corporate Secretary.

If you wish to communicate with a specific director, the communication should be sent to the above address with the name of the director clearly indicated on the envelope.

STOCKHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder, in each case pursuant to Section 2.12 of the Bylaws, the stockholder of record must have given timely notice thereof in writing to the Corporate Secretary of the Company, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (Thursday, December 10, 2026, for purposes of the 2027 Annual Meeting); provided that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as stated in the Bylaws) of the date of such meeting is first made by the Company.

Accordingly, assuming that the 2027 Annual Meeting is held within the period specified in the Bylaws, stockholder notices of director nominations or other business under Section 2.12 of the Bylaws must be received no earlier than August 12, 2027, and no later than September 11, 2027.

In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific information required by the Bylaws and other applicable requirements.

Stockholders who wish to submit a proposal for inclusion in our proxy materials for the 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must deliver the proposal to our Corporate Secretary at our principal executive offices no later than July 2, 2027, and the proposal must comply with the requirements of Rule 14a-8. In addition to satisfying the requirements of the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 11, 2027.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, SEC rules permit us, under certain circumstances, to deliver a single copy of our proxy materials to two or more stockholders sharing the same address, provided that the applicable notice and consent requirements are satisfied.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder at a shared address who is currently receiving a single copy of the proxy materials and requests a separate copy. Requests should be directed to the attention of our Corporate Secretary by mail to:

Paramount Gold Nevada Corp.

665 Anderson Street

Winnemucca, Nevada, 89445

Stockholders sharing an address who wish to receive separate copies of proxy materials in the future, or who currently receive multiple copies and wish to receive a single copy, may also contact our Corporate Secretary at the address above. Stockholders holding shares through a broker, bank, or other nominee should contact that intermediary regarding their delivery preferences.

OTHER MATTERS

Upon written request addressed to our Corporate Secretary at 665 Anderson Street, Winnemucca, Nevada 89445 from any stockholder entitled to vote at the Annual Meeting, we will provide, at no cost, a copy of our fiscal 2026 Annual Report on Form 10-K as filed with the SEC.

Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS to the ANNUAL Meeting

The Annual Meeting of Stockholders will be held virtually via the Internet at https://meetnow.global/MFVHVQV on Thursday, December 10, 2026 at 11:00 a.m. Eastern Standard Time. Stockholders will not require a password and only require their control number to join the meeting. There will be no physical location for the Annual Meeting. Stockholders should refer to the instructions provided in this Proxy Statement and their proxy materials for information regarding virtual attendance, participation, and voting.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/PZG or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PZG 2026 Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2. A 1. Election of Directors: 01 -Rudi Fronk For Withhold 02 -Rachel Goldman For Withhold 03 -John Carden For Withhold 04 -Eliseo Gonzalez-Urien 05 -Christopher Reynolds 06 -Pierre Pelletier 07 -Samantha Espley For Against Abstain 2. The ratification of the appointment of Baker Tilly US, LLP as Paramount Gold Nevada Corp.’s independent registered public accounting firm for the fiscal year ending June 30, 2027 Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 71BV 04CBIC
The 2026 Annual Meeting of Stockholders of Paramount Gold Nevada Corp. will be held on Thursday, December 10, 2026 at 11:00 a.m. EST, virtually via the Internet at https://meetnow.global/MFVHVQV. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders The material is available at: www.edocumentview.com/PZG Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PZG • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• PARAMOUNT GOLD NEVADA CORP. Notice of 2026 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — December 10, 2026 Rachel Goldman and Carlo Buffone, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Paramount Gold Nevada Corp. to be held on December 10, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each Director and FOR item 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below.